UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                  Date of Report: July 1, 2003


                         _______________


                       EOG RESOURCES, INC.
     (Exact name of registrant as specified in its charter)



         Delaware              1-9743           47-0684736
      (State or other        (Commission     (I.R.S. Employer
       jurisdiction             File       Identification No.)
    of incorporation or        Number)
       organization)


         333 Clay
        Suite 4200                                77002
      Houston, Texas                            (Zip code)
   (Address of principal
    executive offices)


                          713/651-7000
      (Registrant's telephone number, including area code)

EOG RESOURCES, INC.

Item 9.  Regulation FD Disclosure

I.  2003 Natural Gas and Crude Oil Financial Price Swap and
    Natural Gas Financial Collar Contracts

     With the objective of enhancing the certainty of future revenues, from time to time EOG Resources, Inc. (EOG) enters into NYMEX-related financial commodity price swap and collar contracts. Over and above these financial transactions, EOG occasionally enters into various physical commodity contracts.
The financial impact of these various physical commodity contracts is included in natural gas revenues which in turn affects average realized natural gas prices.

     Presented below is a summary of EOG's 2003 natural gas and crude oil financial price swap contracts and natural gas financial collar contracts as of June 30, 2003. EOG accounts for these price swap and collar contracts using the mark-to-market accounting method. EOG has no contracts in place beyond 2003.

(a) Natural Gas Financial Price Swap Contracts

                          Average Price    Net Volume
                            ($/MMBtu)       (MMBtud)

     April (closed)           $4.96          100,000
     May (closed)             $4.82          100,000
     June (closed)            $4.77          100,000
     July (closed)            $4.77          100,000
     August                   $4.46           75,000
     September                $4.42           75,000
     October                  $4.41           75,000

(b) Crude Oil Financial Price Swap Contracts


                          Average Price       Volume
                             ($/Bbl)          (Bbld)

     April (closed)          $27.77            3,000
     May (closed)            $27.04            3,000
     June (closed)           $26.43            5,000
     July                    $25.90            5,000
     August                  $25.49            5,000
     September               $25.19            5,000
     October                 $24.90            5,000
     November                $24.70            5,000
     December                $24.47            5,000

(c) Natural Gas Financial Collar Contracts - Presented below are
EOG's 2003 natural gas financial collar contracts and their respective volumes, with floor and ceiling prices expressed in $/MMBtu.

                      10,000 MMBtud                 15,000 MMBtud                 25,000 MMBtud
                Floor Price   Ceiling Price   Floor Price   Ceiling Price   Floor Price   Ceiling Price

April (closed)     $4.01          $6.01          $4.02          $6.03          $3.88          $4.80
May (closed)       $3.92          $5.92          $3.88          $5.89          $3.78          $4.70
June (closed)      $3.89          $5.89          $3.89          $5.90          $3.78          $4.70
July (closed)      $3.91          $5.91          $3.89          $5.90          $3.79          $4.73
August             $3.91          $5.91          $3.91          $5.91          $3.79          $4.73
September          $3.89          $5.89          $3.87          $5.87          $3.77          $4.73
October            $3.90          $5.90          $3.87          $5.87          $3.77          $4.73
November           $4.04          $6.04          $4.02          $6.03          $3.91          $4.90
December           $4.18          $6.18          $4.15          $6.16          $4.04          $5.05

                      25,000 MMBtud                 50,000 MMBtud
                Floor Price   Ceiling Price   Floor Price   Ceiling Price

April (closed)     $4.01          $5.87          $3.59          $4.97
May (closed)       $3.92          $5.78          $3.54          $4.92
June (closed)      $3.89          $5.75          $3.56          $4.94
July (closed)      $3.91          $5.77          $3.59          $4.97
August             $3.91          $5.77          $3.60          $4.98
September          $3.89          $5.75          $3.60          $4.98
October            $3.90          $5.76          $3.60          $4.98
November           $4.04          $5.90          $3.77          $5.15
December           $4.18          $6.04          $3.92          $5.30

Mark-to-Market Line Item on the Income Statement

     The mark-to-market line item on the income statement, which can be approximated using the data above and prices for closed and open NYMEX contracts at any time, would include not only the effect of cash settlements for the period, but also the gains or losses resulting from the changes in mark-to-market values at the beginning and end of the period for contracts in place for the balance of the year described above.

     Accordingly, for the second quarter of 2003, EOG expects to recognize a mark-to-market loss from these contracts of $15.8 million compared to a gain of $0.7 million for the prior year period. During the second quarter of 2003, net cash outflows related to settled natural gas and crude oil financial price swap contracts and settled natural gas financial collar contracts were $11.2 million compared to a net cash outflow of $19.8 million for the comparable period in 2002.

II.  Forward-Looking Statements

     This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not guarantees of performance. Although EOG believes its expectations reflected in forward-looking statements are based on reasonable assumptions, no assurance can be given that these expectations will be achieved. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include, among others: the timing and extent of changes in commodity prices for crude oil, natural gas and related products, foreign currency exchange rates and interest rates; the timing and impact of liquefied natural gas imports; the extent and effect of any hedging activities engaged in by EOG; the extent of EOG's success in discovering, developing, marketing and producing reserves and in acquiring oil and gas properties; the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise; political developments around the world, including terrorist activities and responses to terrorist activities; acts of war; and financial market conditions. In light of these risks, uncertainties and assumptions, the events anticipated by EOG's forward-looking statements might not occur. EOG undertakes no obligations to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Definitions
  $/Bbl    US Dollars per barrel
  $/MMBtu  US Dollars per million British thermal units
  Bbld     Barrels per day
  MMBtud   Million British thermal units per day
  NYMEX    New York Mercantile Exchange



                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              EOG RESOURCES, INC.




Date: July 1, 2003            By: /s/ TIMOTHY K. DRIGGERS
                                      Timothy K. Driggers
                                  Vice President, Accounting
                                   and Land Administration
                              (Principal Accounting Officer)